 EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Apollo Medical Holdings, Inc.(the “Company”) hereby certifies, to such officer’s knowledge, that:

(i)
The Annual Report on Form 10-K of the Company for the year ended January 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 18, 2009	/s/ A. NOEL DEWINTER
A. NOEL DEWINTER
Chief Financial Officer